SCHEDULE 14A

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CELERITEK, INC.

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Tamer Husseini President & CEO

Additional Information Celeritek has notified its shareholders that a special meeting will be held on May 19, 2003 to consider and vote on a proposal to remove Celeritek's existing directors and replace them with individuals nominated by a dissident group of shareholders. Celeritek's board of directors intends to solicit proxies against the dissident group's proposals and has filed a preliminary proxy statement with the Securities and Exchange Commission relating to its solicitation of proxies for the special meeting. Celeritek shareholders are urged to read the preliminary proxy statement and the definitive proxy statement, when it becomes available, because they will contain important information. Celeritek shareholders will be able to obtain a copy of the preliminary proxy statement and the definitive proxy statement, when it becomes available, and any other relevant documents, for free at the Securities and Exchange Commission's web site located at www.sec.gov. Celeritek shareholders also will be able to obtain a free copy of the preliminary proxy statement and the definitive proxy statement, when it becomes available, and other relevant documents, by contacting Celeritek Investor Relations. All of the Celeritek directors will be deemed to be participants in the board of directors' solicitation of proxies in connection with the special meeting, and certain of the executive officers of Celeritek may be deemed to be participants in the board of directors' solicitation of proxies in connection with the special meeting. A description of the direct and indirect interests, by security holdings or otherwise, of these participants in board of directors' solicitation of proxies are set forth in the preliminary proxy statement filed by Celeritek with the Securities and Exchange Commission in connection with the special meeting.

Safe Harbor Statement This presentation contains forward-looking statements, including statements regarding Celeritek's business plans and objectives, the financial impact of these business plans and objectives, expected steps to profitability during upcoming fiscal years and general strategies for returning to profitability, strategies for generating revenue and driving revenue growth, strategies for long term success, and efforts to explore strategic alternatives. These forward-looking statements represent Celeritek's expectations or beliefs concerning future events. Celeritek undertakes no duty to update these forward-looking statements. Actual results could differ materially from those projected in these forward-looking statements as a result of known and unknown risk factors and uncertainties, including the possibility that Celeritek may be unable to successfully execute its business plans or achieve its business objectives, generate revenue growth or achieve profitability, as well as the risks set forth in Celeritek's most recent Quarterly Report on Form 10-Q for the quarter ended December 31, 2002 filed with the Securities and Exchange Commission on or about February 10, 2003.

Focused On Delivering Shareholder Value Business plan in place to reach profitability Strong corporate governance and Board structure Exploring strategic alternatives, with the assistance of Lehman Brothers

Business Plan

Business Plan Objectives Increase Total Addressable Market (TAM) for our technology Increase our market share with a broader set of customers Drive operational efficiencies Drive Revenue Growth, Achieve Profitability

Celeritek's Response to Market Demands Lower cost manufacturing Capture market share Leading-edge 3x3 technology with Tavanza acquisition Legacy Products Increases both TAM and market share More efficient use of engineering resources ASICs designed for specific customers Standard products for a broader set of customers Then Now Financial Impact Increases revenue at lower selling costs Limited distribution for infrastructure products Expand distribution network through Richardson Electronics

Key Steps To Profitability FY 2004 FY 2005 FY 2006 and beyond Steady growth in defense business Increasing revenue from new network semi products Receive design wins and initial orders for CDMA PA modules with leading handset vendors Steady growth in defense business Continue to introduce new network semi products Revenue ramp and continued design wins from CDMA handset PA modules Introduce GSM and WLAN PA modules to a broad set of handset vendors Steady growth in defense business Steady growth in network semi business Revenue ramp from multiple customers for PA modules in CDMA, GSM and WLAN Continue to introduce new products in all segments

Innovative Products Customers in Multiple Wireless Markets Celeritek Core Competencies GaAs Manufacturing Expertise & Capacity Superior Microwave and RF Design Capability

Defense Infrastructure Handsets/Terminals Celeritek Differentiators • 18 Years Experience • Strong Reputation • Complex Microwave Subsystems • Broadband Amplifiers to 40 GHz • Broad Product Offering - Low Cost Design - Ease of Use - High Dynamic Range • Long History of CDMA Products - Low Cost Design - Smallest Size - Highest Power Efficiency

Defense Subsystems

Changing Defense Landscape Market traditionally focused on defense avionics Broadening to include: Surveillance Positioning Guidance Increasing emphasis on radar and satellite technology Increased need for complex microwave solutions Defense Subsystems

Strategy for Continued Revenue Generation Defense Subsystems Leverage engineering resources to address new programs Create additional opportunities through increased levels of integration and system functionality Focus on higher value added products to increase ASP Drive down costs through GaAs manufacturing expertise Volume manufacturing and design experience

Top Tier Customers Defense Subsystems

Wireless Semiconductor - Infrastructure

Upgrades Will Drive Industry Rebound Challenging wireless infrastructure market Delay in 3G build-out - user demand for wireless data services still strong Rapid wireless LAN adoption is stimulating overall infrastructure growth in wireless markets Upgrading existing infrastructure expands channel capacity at a lower cost Infrastructure

Strategy to Drive FY2004 Revenue Growth Infrastructure Sell recently developed innovative products Complete amplifier solution Packaged high frequency integrated satellite solutions Leverage new distribution relationship with Richardson to augment existing sales reps to expand customer base Focus R&D efforts on top performing low-cost standard products

Delivering a Complete Amplifier Solution Agilent NEC Agilent M/A COM RFMD Sirenza WJ M/A COM WJ Celeritek Has The Necessary GaAs Processing Expertise to Deliver a Complete High Performance Cost Effective Solution Low Noise Amplifier Booster Amplifier Power Amplifier Infrastructure

Integrated Packaged Satellite Solutions Existing Flange Mount Packaging New Surface Mount Packaging New Surface Mount Packaging Offers Automated Assembly - Lower Cost Infrastructure

Leading Edge Customers Infrastructure

Wireless Semiconductor - Handsets/Terminals

Evolving Handset Market Dynamics Supply chain increasingly in Asia 50% of handsets to be manufactured in China alone by 2005 Changing landscape for handset manufacturers Handset OEMs from Korea and Japan gaining share ODMs in Korea/China/Taiwan increasingly important Handset manufacturers increasingly focused on cost, integration and power management Handset

Celeritek's Competitive Advantage Volume Production Capabilities / CDMA Expertise Relationships in Korea Technology Leadership History of delivering millions of PAMs for CDMA handsets Established sales office in Seoul Investment in leading Korean handset ODM Tavanza acquisition accelerated time to market advantage Handset

Strategy for Long Term Success Handset Focus on standard products for Asian handset manufacturers Initial focus on CDMA products Achieve key customer design wins in FY2004 Develop lowest cost, smallest size and most power efficient PAMs Introduce industry's smallest GSM PAM by end of FY2004 Leverage passive free technology into other wireless areas including wireless LAN

Industry Leading Performance - Size and Cost 4X4X1.4 3X3X1 Industry Competitors Celeritek Only PAM Supplier Currently Sampling 3X3 Products Size: Handset

Low-Cost Single Layer Packaging Competition Multi-Layer Substrate Celeritek Thinner, Single Layer Substrate Single Layer substrate: Lower thermal resistance path Thinner package: Lower thermal resistance above and below die Handset

Working With Leading Handset Manufacturers 1 of 3 qualified suppliers Supplied PAMs for 2 platforms Sampling on several new platforms and Delivered over 16 million PAMs Supplied leading Korean ODM and private label manufacturers Sampling on new platforms Currently Sampling PA Modules With Other Leading Handset Manufacturers including Kyocera, Taiyo Yuden and LG Handset

Strategy to Return to Profitability

Strategy to Return to Profitability Expand subsystem defense business Deliver growth in infrastructure business through recent design wins with customers Accelerate future growth through design wins in handset business Drive operational efficiencies

Delivering Shareholder Value

Strong Board 5 out of 6 directors are independent Board comprised of individuals with extensive experience in our industry Committed to the highest standards of corporate governance Among the top companies in ISS "Cgquniverse index" Continue to improve standards Lead Independent Director Corporate Governance and Nominating Committee

Evaluating Strategic Alternatives Serious consideration given to strategic opportunities that are presented to the company The Board met nine times and hired financial advisors to discuss and evaluate Anaren's proposal Working with advisors to evaluate potential strategic alternatives, including acquisitions, recapitalizations or a sale of the company

Who Are the Dissidents' Nominees No working knowledge of Celeritek or its business No articulated business plan to operate the company No articulated strategy to achieve their goal of maximizing shareholder value

Conclusion Celeritek Board is focused on delivering shareholder value Celeritek Board has a plan in place to achieve its goals Protect Your Investment. Re-elect Your Board's Nominees.